MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA


                       WACHOVIA CREDIT CARD MASTER TRUST


         Listed below is the information which is required to be prepared with respect to the distribution date of March 17, 1997 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution
         (Stated on the Basis of $1,000 Original Certificate Principal Amount)



            1.        The amount of the current monthly
                      distribution in respect of Class A
                      Monthly Principal                                    $0.00

            2.        The amount of the currently monthly
                      distribution in respect of Class B
                      Monthly Principal                                    $0.00

            3.        The amount of the currently monthly
                      distribution in respect of Collateral
                      Monthly Principal                                    $0.00

            4.        The amount of the currently monthly
                      distribution in respect of Class A
                      Monthly Interest                                     $4.20

            5.        The amount of the currently monthly
                      distribution in respect of Class A
                      Deficiency Amounts                                   $0.00

            6.        The amount of the currently monthly
                      distribution in respect of Class A
                      Additional Interest                                  $0.00


            7.        The amount of the currently monthly

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                      distribution in respect of Class B                         $4.28
                      Monthly Interest

            8.        The amount of the currently monthly
                      distribution in respect of Class B
                      Deficiency Amounts                                         $0.00

            9.        The amount of the currently monthly
                      distribution in respect of Class B
                      Additional Interest                                        $0.00

            10.       The amount of the currently monthly
                      distribution in respect of Collateral
                      Monthly Interest                                           $4.31

            11.       The amount of the currently monthly
                      distribution in respect of any
                      accrued and unpaid Collateral
                      Monthly Interest                                           $0.00


E.          Information Regarding the Performance of the Trust

            1.        Collection of Principal Receivables

                      (a)      The aggregate amount of
                               Collections of Principal
                               Receivables processed during
                               the related Monthly Period
                               which were allocated in respect
                               of the Class A Certificates              $39,679,546.15

                      (b)      The aggregate amount of
                               Collections of Principal
                               Receivables processed during
                               the related Monthly Period
                               which were allocated in respect
                               of the Class B Certificates               $2,334,090.95




                      (c)      The aggregate amount of
                               Collections of Principal
                               Receivables processed during
                               the related Monthly Period

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                               which are allocated in respect            $2,445,238.14
                               of the Collateral Interest



            2.        Principal Receivables in the Trust

                      (a)      The aggregate amount of
                               Principal Receivables in the
                               Trust as of the end of the
                               day on the last day of the
                               related Monthly Period                $1,914,363,879.12

                      (b)      The amount of Principal
                               Receivables in the Trust
                               represented by the Investor
                               Interest of Series 1995-1
                               as of the end of the day on
                               the last day of the related
                               Monthly Period                          $500,000,000.00

                      (c)      The amount of Principal
                               Receivables in the Trust
                               represented by the Series
                               1995-1 Adjusted Investor
                               Interest as of the end of
                               the day on the last day of
                               the related Monthly Period              $500,000,000.00

                      (d)      The amount of Principal
                               Receivables in the Trust
                               represented by the Class A
                               Investor Interest as of the end
                               of the day on the last day of
                               the related Monthly Period              $446,250,000.00

                      (e)      The amount of Principal
                               Receivables in the Trust
                               represented by the Class A
                               Adjusted Investor Interest as of
                               the end of day on the last day
                               of the related Monthly Period           $446,250,000.00

                      (f)      The amount of Principal
                               Receivables in the Trust
                               represented by the Class B
                               Investor Interest as of the
                               end of the day on the last day

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                               of the related Monthly Period            $26,250,000.00

                      (g)      The amount of Principal
                               Receivables in the Trust
                               represented by the Collateral
                               Interest as of the end of the
                               date on the last day of the
                               related Monthly Period                   $27,500,000.00

                      (h)      The Floating Investor Percentage
                               with respect to the related
                               Monthly Period                                  25.6850%

                      (i)      The Class A Floating Allocation
                               with respect to the related
                               Monthly Period                                  89.2500%

                      (j)      The class B Floating Allocation
                               with respect to the related
                               Monthly Period                                   5.2500%

                      (k)      The Collateral Floating Allocation
                               with respect to the related
                               Monthly Period                                   5.5000%

                      (l)      The Fixed Investor Percentage
                               with respect to the related
                               Monthly Period                                  25.6850%

                      (m)      The Class A Fixed Allocation
                               with respect to the related
                               Monthly Period                                  89.2500%

                      (n)      The Class B Fixed Allocation
                               with respect to the related
                               Monthly Period                                   5.2500%


                      (o)      The Collateral Fixed Allocation
                               with respect to the related
                               Monthly Period                                   5.5000%


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            3.        Delinquent Balances

                      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

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                                                                                          Aggregate                   Percentage
                                                                                           Account                    of Total
                                                                                           Balance                    Receivables

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                      (a)      30 - 59 days:                                             $20,508,127.07                 1.0585%
                      (b)      60 - 89 days:                                             $11,617,902.57                 0.5997%
                      (c)      90 - or more days:                                        $12,966,919.21                 0.6693%
                                                                       Total:            $45,092,948.85                 2.3275%

            4.        Investor Default Amount

                      (a)      The Aggregate Investor Default
                               Amount for the related Monthly
                               Period                                                                             $1,782,530.34

                      (b)      The Class A Investor Default
                               Amount for the related Monthly
                               Period                                                                             $1,590,908.32

                      (c)      The Class B Investor Default
                               Amount for the related Monthly
                               Period                                                                                $93,582.84

                      (d)      The Collateral Default Amount
                               for the related Monthly Period                                                        $98,039.17

            5.        Investor Charge Offs

                      (a)      The aggregate amount of
                               Class A Investor Charge-Offs
                               for the related Monthly Period                                                             $0.00




                      (b)      The aggregate amount of
                               Class A Investor Charge-Offs
                               set forth in 5 (a) above per
                               $1,000 of original Certificate
                               principal amount                                                                           $0.00


                      (c)      The aggregate amount of Class
                               B Investor Charge-Offs for the
                               related Monthly Period                                                                     $0.00




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     (d)      The aggregate amount of Class
              B Investor Charge-Offs set forth
              in 5 (c) above per $1,000 of
              original certificate principal
              amount                                                                                                      $0.00

     (e)      The aggregate amount of
              Collateral Charge-Offs for the
              related Monthly Period                                                                                      $0.00

     (f)      The aggregate amount of
              Collateral Charge-Offs set
              forth in 5 (e) above per $1,000
              of original certificate principal
              amount                                                                                                      $0.00

     (g)      The aggregate amount of Class A
              Investor Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                                                                            $0.00

     (h)      The aggregate amount of Class A
              Investor Charge-Offs set forth
              in 5 (g) above per $1,000 original
              certificate principal amount re-
              imbursed on the Transfer Date
              immediately preceding this
              Distribution Date                                                                                           $0.00

     (i)      The aggregate amount of Class B
              Investor Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                                                                            $0.00

     (j)      The aggregate amount of Class B
              Investor Charge-Offs set forth
              in 5 (i) above per $1,000 original
              certificate principal amount re-
              imbursed on the Transfer Date
              immediately preceding this Distribution Date                                                                $0.00

     (k)      The aggregate amount of
              Collateral Charge-Offs reimbursed
              on the Transfer Date immediately
              preceding this Distribution Date                                                                            $0.00

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    (l)      The aggregate amount of
             Collateral Charge-Offs set
             forth in 5(k) above per $1,000
             original certificate principal
             amount reimbursed on the Transfer
             Date immediately preceding
             Distribution Date                                                                                            $0.00

6.    Investor Servicing Fee

    (a)   The amount of the Class A
          Servicing Fee payable by the
          Trust to the Servicer for
          the related Monthly Period                                                                                $371,875.00

    (b)   The amount of the Class B
          Servicing Fee payable by the
          Trust to the Servicer for
          the related Monthly Period                                                                                 $21,875.00

    (c)   The amount of the Collateral
          Interest Servicing Fee payable
          by the Trust to the Servicer for
          the related Monthly Period                                                                                 $22,916.67

7.    Reallocations

    (a)   The amount of Reallocated
          Collateral Principal
          Collections with respect to
          this Distribution Date                                                                                          $0.00

    (b)   The amount of Reallocated
          Class B Principal Collections
          with respect to this Distri-
          bution Date                                                                                                     $0.00


    (c)   The Collateral Interest as
          of the close of business on
          this Distribution Date                                                                                 $27,500,000.00

    (d)   The Class B Investor Interest
          as of the close of business
          on this Distribution Date                                                                              $26,250,000.00

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 8.      Collection of Finance Charge Receivables

           (a)      The aggregate amount of
                    Collections of Finance Charge
                    Receivables processed during the
                    related Monthly Period which
                    were allocated in respect of the
                    Class A Certificate                                                                           $5,618,656.21

           (b)      The aggregate amount of
                    Collections of Finance Charge
                    Receivables processed during the
                    related Monthly Period which
                    were allocated in respect of
                    the Class B Certificates                                                                        $330,509.19

           (c)      The aggregate amount of
                    Collections of Finance Charge
                    Receivables processed during the
                    related Monthly Period which
                    were allocated in respect of
                    the Collateral Interest                                                                         $346,247.72

 9.      Principal Funding Amount

           (a)      The principal amount on
                    deposit in the Principal
                    Funding Account on the
                    related Transfer Date                                                                                 $0.00

           (b)      The Accumulation Shortfall
                    with respect to the related
                    Monthly Period                                                                                        $0.00

           (c)      The Principal Funding In-
                    vestment Proceeds deposited
                    in the Finance Charge Account
                    on the related Transfer Date                                                                          $0.00

           (d)      The amount of all or the
                    portion of the Reserve Draw
                    Amount deposited in the
                    Finance Charge Account on the
                    related Transfer Date from
                    the Reserve Account                                                                                   $0.00

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10.      Reserve Draw Amount                                                                                              $0.00

11.      Cash Collateral Account

         (a)   The principal amount on deposit in
               the Cash Collateral Account on
               the related Transfer Date (before
               giving effect to any deposits
               or withdrawals                                                                                    $10,000,000.00

         (b)   The Required Draw Amount on
               the related Transfer Date                                                                                  $0.00

         (c)   The principal amount on deposit in
               the Cash Collateral Account on the
               related Transfer Date (after
               giving effect to any deposits or
               withdrawals)                                                                                      $10,000,000.00

         (d)  The Required Cash Collateral
              Amount (after giving effect to
              any deposits, withdrawals, or
              payments)                                                                                          $10,000,000.00




12.      Available Funds

         (a)  The amount of Class A
              Available Funds on deposit
              in the Finance Charge Account
              on the related Transfer Date                                                                        $5,618,656.21

         (b)  The amount of Class B
              Available Funds on deposit
              in the Finance Charge Account
              on the related Transfer Date                                                                          $330,509.19

         (c)  The amount of Collateral
              Available Funds on deposit in
              the Finance Charge Account on
              the related Transfer Date                                                                             $346,247.72

13.      Portfolio Yield
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                      (a)      The portfolio yield for the
                               related Monthly Period                                                                  11.8219%

                      (b)      The Portfolio Adjusted Yield
                               for the related Monthly Period                                                           3.4232%

F.          Floating Rate Determinations

            1.        LIBOR for the interest Period
                      ending on this Distribution Date                                                                 5.4258%
                      2/18/97 - 3/17/97
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            The First National Bank
            of Atlanta
            Servicer
                                               By:______________________
                                                   Name:  D. G. Landrum
                                                   Title:  Vice President

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